                                                EXHIBIT 10.1


                        1,000,000 SHARES
                OMEGA HEALTHCARE INVESTORS, INC.
                          COMMON STOCK

                   PLACEMENT AGENCY AGREEMENT


                                               November 15, 1996


 National Westminster Bank PLC,
   New York Branch
 175 Water Street
 New York, New York 10038

 Ladies and Gentlemen:

     The undersigned, Omega Healthcare Investors, Inc., a
 Maryland corporation (the "Company"), hereby confirms its agreement with National Westminster Bank PLC, New York Branch
 (the "Placement Agent"), as follows:

     1. Introductory. The Company proposes to issue and sell 1,000,000 shares (the "Shares") of its common stock, par value $0.10 per share (the "Common Stock") to certain purchasers (the "Purchasers"). The Common Stock is more fully described in the Prospectus referred to below. References herein to the Company include, where appropriate, the Company and its wholly owned subsidiaries.

     2.   Agreement to Act as Placement Agent.

          (a) On the basis of the representations, warranties and agreements of the Company herein contained and subject to all the terms and conditions of this Agreement, (i) the Company hereby retains the Placement Agent as its exclusive agent in connection with the offering of the Shares (the "Offering") for a period commencing on the date hereof and terminating on the Closing (as hereinafter defined) and in connection therewith to introduce the Company to certain investors as prospective purchasers of the Shares in the Offering (the "Purchasers"). The Placement Agent may, in its sole discretion, retain one or more sub-placement agents.

          (b) The Company agrees to pay the Placement Agent a fee equal to $0.25 per Share from the sale of the Shares in the Offering. Such amount shall be payable by the Company at the Closing by certified or official bank checks payable in New York Clearing House Funds to the order of the Placement Agent.

          (c)  The Placement Agent represents and agrees that
 (i) it has not offered or sold and will not offer or sell any Shares to persons in the United Kingdom, except to persons whose ordinary activities involve them in acquiring, holding managing or disposing of investments (whether as principal or agent) for the purposes of their businesses or otherwise in circumstances which have not resulted and will not result in an offer to the public in the United Kingdom within the meaning of the Public Offers of Securities Regulations 1995 or the Financial Services Act 1986 (the "UK Act"); (ii) it has complied and will comply with all applicable provisions of the UK Act with respect to anything done by it in relation to the Shares in, from or otherwise involving the United Kingdom; and (iii) it has only issued or passed on, and will only issue or pass on, in the United Kingdom, any document which consists of or any part of listing particulars, supplementary listing particulars or any other document required or permitted to be published by listing rules under Part IV of the UK Act, to a person who is of a kind described in Article 11(3) of the Financial Services Act 1986 (Investment Advertisements) (Exemptions) Order 1996 or is a person to whom the document may otherwise lawfully be issued or passed on.

     3.   Representations and Warranties of the Company.

          (a) The Company represents and warrants to, and agrees with, the Placement Agent that:

              (i)   The Company has filed with the Securities
                     and Exchange Commission (the "Commission") a
                     "shelf" registration statement on Form S-3
                     (Registration No. 33-73532), which has
                     become effective, relating to the Common
                     Stock and certain other securities of the Company, under the Securities Act of 1933, as amended (the "Act"). The Company will promptly file with the Commission a supplement to the form of the prospectus included in such registration statement specifically relating to the Shares pursuant to Rule 424 under the Act. Such registration statement, as amended at the date hereof, meets the requirements of Rule 415 under the Act. As used herein, the term "Registration Statement" means such registration statement, as amended, including the prospectus (which includes the prospectus supplement (the "Prospectus Supplement") relating to the offering of the Shares), financial statements, schedules, exhibits and all documents incorporated by reference therein, as amended; the term "Preliminary Prospectus" means each prospectus (including the Prospectus Supplement) included in the Registration Statement, or any amendment thereto, and any prospectus (including the Prospectus Supplement) filed by the Company with the consent of the Representatives pursuant to Rule 424(b) of the rules and regulations of the Commission under the Act (the "Regulations"); and the term "Prospectus" means the final prospectus (including the Prospectus Supplement) included as part of the Registration Statement, except that if the prospectus relating to the Shares in the form filed on behalf of the Company with the Commission pursuant to Rule 424(b) of the Regulations shall differ from such final prospectus, the term "Prospectus" shall mean the prospectus (including the Prospectus Supplement) so filed pursuant to Rule 424(b) from and after the date on which it shall have first been used. Any reference herein to the Registration Statement, any preliminary prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 which were filed under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), on or before the effective date of the Registration Statement, the date of such Preliminary Prospectus or the date of the Prospectus, as the case may be, and any reference herein to the terms "amend," "amendment" or "supplement" with respect to the Registration Statement, any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include (i) the filing of any document under the Exchange Act after the effective date of the Registration Statement, the date of such Preliminary Prospectus or the date of the Prospectus, as the case may be, which is incorporated therein by reference and (ii) any such document so filed.

             (ii)   When the Registration Statement became
                     effective, as of the date hereof, and at all times subsequent thereto to and including the Closing Date (as defined in Section 3), and during the thirty-day period following the Closing Date, the Registration Statement (and any post-effective amendment thereto) and the Prospectus (as amended or as supplemented if the Company shall have filed with the Commission any amendment or supplement to the Registration Statement or the Prospectus) contained and will contain all statements which are required to be stated therein in accordance with the Act and the Regulations, complied and will comply in all material respects with the Act and the Regulations, and did not and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein (in the light of the circumstances under which they were made, in the case of the Prospectus) not misleading, and no event will have occurred which should have been set forth in an amendment or supplement to the Registration Statement or the Prospectus which has not then been set forth in such an amendment or supplement; each Preliminary Prospectus, as of the date filed with the Commission, did not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; except that no representation or warranty is made in this
                     Section 3(a)(ii) with respect to statements or omissions made in reliance upon and in conformity with written information furnished to the Company expressly for inclusion in any Preliminary Prospectus, the Registration Statement, or the Prospectus, or any amendment or supplement thereto, as stated in Section 8(b) hereof with respect to the Placement Agent by or on behalf of the Placement Agent.

            (iii)   The documents incorporated or deemed to be
                     incorporated by reference in the
                     Registration Statement and the Prospectus, at the time they were or hereafter are filed with the Commission, complied and will comply in all material respects with the requirements of the Exchange Act and the rules and regulations of the Exchange Act (the "Exchange Act Regulations") and, when read together with the other information in the Prospectus, at the time the Registration Statement became effective and at all times subsequent thereto to and including the Closing Date (as hereinafter defined), and during such longer period as the Prospectus may be required to be delivered in connection with sales by a dealer, did not and will not include an untrue statement of material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

             (iv)   Neither the Commission nor the "blue sky" or
                     securities authority of any jurisdiction has issued an order (a "Stop Order") suspending the effectiveness of the Registration Statement, preventing or suspending the use of any Preliminary Prospectus, the Prospectus, the Registration Statement, or any amendment or supplement thereto, refusing to permit the effectiveness of the Registration Statement, or suspending the registration or qualification of the Shares, nor, to the knowledge of the Company, has any of such authorities instituted or threatened to institute any proceedings with respect to a Stop Order.

              (v)   Any contract, agreement, instrument, lease,
                     license or other document required to be described in the Registration Statement or the Prospectus has been properly described therein. Any contract, agreement, instrument, lease, license or other document required to be filed as an exhibit to the Registration Statement has been filed with the Commission as an exhibit to the Registration Statement.

             (vi)   The Company is a corporation duly organized,
                     validly existing and in good standing under the laws of Maryland, with full power and authority (corporate and other), and all necessary consents, authorizations, approvals, orders, licenses, certificates and permits of and from, and declarations and filings with, all federal, state, local and other governmental authorities and all courts and other tribunals, to own, lease, license and use its properties and assets and to carry on its business in the manner described in the Prospectus (except for such consents, authorizations, approvals, orders, licenses, certificates, permits, declarations and filings which the failure to have obtained, individually or in the aggregate, does not and will not have a material adverse effect upon the financial condition, results of operations, business, prospects, properties or assets of the Company), and the Company has not received any notice of proceedings relating to the revocation, suspension or modification of any such consent, authorization, approval, order, license, certificate, permit, declaration or filing, nor, to the best knowledge of the Company, is there any basis therefor; no such consent, authorization, approval, order, license, certificate, permit, declaration or filing contains a materially burdensome restriction on the Company not adequately disclosed in the Registration Statement and the Prospectus; the Company has fulfilled and performed all of its material obligations with respect to each such consent, authorization, approval, order, license, certificate, permit, declaration or filing, and no event has occurred which allows (or which, with notice or lapse of time or both, would allow) revocation or termination thereof or results in any material impairment of the rights of the holder of any such consent, authorization, approval, order, license, certificate, permit, declaration or filing. The Company is duly qualified to do business and is in good standing in every jurisdiction in which its ownership, leasing, licensing or use of property and assets or the conduct of its business makes such qualification necessary, except where the failure to be so qualified or in good standing (considering all such failures together) does not and will not have a material adverse effect upon the financial condition, results of operations, business, prospects, properties or assets of the Company.

            (vii)   The authorized capital stock of the Company
                     consists of 10,000,000 shares of preferred stock and 50,000,000 shares of common stock. The issued and outstanding capital stock of the Company will be as set forth in the Company's balance sheet at September 30, 1996 contained in the Company's Quarterly Report on Form 10-Q for the quarter ended September 30, 1996 incorporated by reference in the Prospectus (except for subsequent issuances, if any, pursuant to reservations, agreements, employee benefit plans, dividend reinvestment plans or employee and director stock option plans referred to in the Prospectus). Each outstanding share of Common Stock is validly authorized, validly issued, fully paid and nonassessable, has not been, or will not be, issued, and is not, or will not be, owned or held, in violation of any preemptive rights of stockholders. There is no commitment, plan or arrangement to issue, and no outstanding option, warrant or other right calling for the issuance of, any share of capital stock of the Company or any security or other instrument which by its terms is convertible into, exercisable for, or exchangeable for capital stock of the Company, except as properly described in the Prospectus.

           (viii) The financial statements, any supplementary financial information and any related schedules included or incorporated by reference in the Registration Statement and the Prospectus fairly present, in all material respects, with respect to the Company, the financial position, the results of operations and the other information purported to be shown therein at the respective dates and for the respective periods to which they apply. Such financial statements, supplementary and other financial information and related schedules have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved, are correct and complete, and are in accordance with the books and records of the Company in all material respects. The accountants whose reports on the audited financial statements are filed with the Commission as a part of the Registration Statement are, and during the periods covered by the reports included or incorporated by reference in the Registration Statement and the Prospectus were, independent certified public accountants with respect to the Company within the meaning of the Act and the Regulations. No other financial statements are required by Form S-3 or otherwise to be included or incorporated by reference in the Registration Statement or the Prospectus. There has at no time been a material adverse change in the financial condition, results of operations, business, properties, or assets of the Company, as described in the Prospectus from the latest information set forth in the Registration Statement or the Prospectus, except as properly described in the Prospectus; and there is no fact actually known to the Company which could reasonably be expected to have a material and adverse effect on the future prospects of the Company (other than political or economic matters of general applicability or as properly described in the Prospectus).

             (ix)   There is no litigation, arbitration, claim,
                     governmental or other proceeding or
                     investigation (formal or informal) pending or, to the knowledge of the Company, threatened or in prospect (or any basis therefor known to the Company) with respect to the Company or its operations, business, properties or assets except as properly described in the Prospectus or such as, individually or in the aggregate, do not now have and are not reasonably expected in the future to have a material adverse effect upon the financial condition, results of operations, business, prospects, properties or assets of the Company or such as, individually and in the aggregate, will not materially and adversely affect the consummation of this Agreement or the transactions contemplated herein. The Company is not in violation of, or in default with respect to, any law, rule, regulation, order, judgment or decree, except as properly described in the Prospectus or such as in the aggregate do not now have and are not reasonably expected in the future to have a material adverse effect upon the financial condition, results of operations, business, prospects, properties or assets of the Company, nor is the Company required to take any action in order to avoid any such violation or default.

              (x)   The Company possesses, and at the date
                     hereof and the Closing Date, will possess, such authority, licenses, approvals, franchises, certificates and permits issued by the appropriate local, state, federal or foreign regulatory agencies or bodies necessary to conduct the businesses now operated by it, except for such authority, licenses, approvals, franchises, certificates and permits the absence of which, singly or in the aggregate, would not have a material adverse effect on the financial condition, results of operations, business, prospects, properties or assets of the Company; and the Company has not received any notice of proceedings relating to the revocation, suspension or modification of any such authority, license, approval, franchise, certificate or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling, or finding, would materially and adversely affect the financial condition, results of operations, business, prospects, properties or investments of the Company.

             (xi)   The Company is not now and does not expect
                     to be in violation or breach of, or in
                     default with respect to, any material
                     provision of any contract, agreement,
                     instrument, lease, license, arrangement or understanding which is material to the Company, and each such contract, agreement, instrument, lease, license, arrangement and understanding is in full force and is the legal, valid and binding obligation of the Company and, to the actual knowledge of the Company, the other parties thereto and is enforceable against the Company and, to the actual knowledge of the Company, against the other parties thereto in accordance with its terms and all applicable laws. The Company enjoys peaceful and undisturbed possession under all leases and licenses under which it is operating. The Company is not a party to or bound by any contract, agreement, instrument, lease, license, arrangement or understanding, or subject to any charter or other restriction, which has had or is reasonably expected in the future to have a material adverse effect on the financial condition, results of operations, business, prospects, properties or assets of the Company. The Company is not in violation or breach of, or in default with respect to, any term of its certificate of incorporation or bylaws.

            (xii)   There is no right under any patent, patent
                     application, trademark, trademark
                     application, trade name, service mark,
                     copyright, franchise or other intangible property or asset (all of the foregoing being herein called "Intangibles") necessary to the business of the Company as described in the Prospectus, as presently conducted or as the Prospectus indicates they contemplate conducting, except as properly described in the Prospectus. The Company has not infringed, is not infringing, or has received notice of infringement with respect to asserted Intangibles of others, except for such infringement or alleged infringement that has not had, or cannot be reasonably expected to have, a material adverse effect on the financial condition, results of operations, business, prospects, properties or assets of the Company. To the knowledge of the Company, there is no infringement by others of Intangibles of the Company except as properly described in the Prospectus. To the knowledge of the Company, there is no Intangible of others which has had or may in the future have a material adverse effect on the financial condition, results of operations, business, prospects, properties or assets of the Company.

           (xiii)   Neither the Company nor any person
                     associated with or acting on behalf of the Company nor any person or entity controlled by any such person, including, without limitation, any director, officer, agent or employee of the Company has, directly or indirectly, while acting on behalf of the Company (A) used any corporate funds for unlawful contributions, gifts, entertainment or other unlawful expenses relating to political activity; (B) made any unlawful payment to foreign or domestic government officials or employees or to foreign or domestic political parties or campaigns from corporate funds; (C) violated any provision of the Foreign Corrupt Practices Act of 1977, as amended; or (D) made any other payment that is in violation of applicable law.

            (xiv)   The Company has all requisite corporate
                     power and authority to execute, deliver, and perform this Agreement. This Agreement has been duly authorized, executed and delivered by the Company, is the legal, valid and binding obligation of the Company, and is enforceable as to the Company in accordance with its terms, except as such enforceability thereof may be subject to or limited by (i) general equity principles and the limitations on the availability of equitable relief, including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing, and the possible unavailability of specific performance or injunctive relief, regardless of whether considered in a proceeding in equity or at law and (ii) the effect of applicable bankruptcy, insolvency, reorganization, arrangement, moratorium and laws relating to or affecting the rights of creditors. No consent, authorization, approval, order, license, certificate or permit of or from, or declaration or filing with, any federal, state, local or other governmental authority or any court or other tribunal is required by the Company for the execution, delivery or performance of this Agreement, in connection with the issuance, offering and sale of the Shares or the consummation of the transactions contemplated herein or in order for the Company to comply with its obligations hereunder (except filings under the Act which have been or will be made before the Closing Date and such consents consisting only of consents under "blue sky" or securities laws which have been obtained at or prior to the date of this Agreement or the failure to obtain which will not in the aggregate have a material adverse effect on the financial condition, results of operations, business, properties or assets of the Company as described in the Prospectus). No consent of any party to any material contract, agreement, instrument, lease, license, arrangement or understanding to which the Company is a party, or to which any of its properties or assets are subject, is required for the execution, delivery or performance of this Agreement, the consummation of the transactions contemplated herein and the compliance by the Company with its obligations hereunder; and the execution, delivery and performance of this Agreement, the consummation of the transactions contemplated herein and the compliance by the Company with its obligations hereunder will not violate, result in a breach of, conflict with, result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company pursuant to the terms of, or (with or without the giving of notice or the passage of time or both) entitle any party to terminate or call a default under, any such contract, agreement, instrument, lease, license, arrangement or understanding, or violate or result in a breach of any term of the certificate of incorporation or bylaws of the Company, or violate, result in a breach of, or conflict with any law, rule, regulation (except for such law, rule or regulation the violation of which would not have a material adverse effect on the financial condition, results of operations, business, properties or assets of the Company), order, judgment or decree binding on the Company or to which its operations, business, properties or assets is subject.

             (xv)   The Shares have been validly authorized and,
                     when issued and delivered in accordance with the terms hereof will be issued, fully paid and nonassessable and will not be issued in violation of any preemptive rights of stockholders. The Common Stock conforms to all statements relating thereto contained in the Registration Statement or the Prospectus.

            (xvi)   Subsequent to the respective dates as of
                     which information is given in the
                     Registration Statement and the Prospectus and except as otherwise properly described in the Prospectus, the Company has not (A) issued any securities or incurred any liability or obligation, primary or contingent, for borrowed money; (B) entered into any material transaction other than in the ordinary course of business; or (C) except for regular quarterly dividends on the Company's Common Stock, as declared by the Company's Board of Directors, declared or paid any dividend on its capital stock.

           (xvii) Neither the Company nor any of its officers, directors or affiliates (as defined in the Regulations) has taken or will take, directly or indirectly, prior to the termination of the underwriting syndicate contemplated by this Agreement, any action designed to stabilize or manipulate the price of any security of the Company or which has caused or resulted in, or which might in the future reasonably be expected to cause or result in, stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares.

          (xviii)   To the date hereof, all federal, state or
                     local income or franchise tax returns or taxes that have been required to be filed or paid by the Company have been so filed or paid, and adequate provision has been made on the books and records of the Company for all such returns or taxes that are not yet due.

            (xix)   There are no outstanding loans, advances
                     (except normal advances for business
                     expenses in the ordinary course of business) or guarantees of indebtedness by the Company to or for the benefit of any of its officers or directors or any of the members of the families of any of them, except as properly disclosed in the Prospectus.

             (xx)   Neither the filing of the Registration
                     Statement nor the offering or sale of the Shares gives rise to any rights, other than those which have been waived or satisfied, for or relating to the registration of any shares of Common Stock.

            (xxi)   The Company is organized in conformity with
                     the requirements for qualification and, as of the date hereof, operates in a manner that qualifies it as a real estate investment trust (a "REIT") under Sections 856-860 of the Internal Revenue Code of 1986, as amended (the "Code") and the rules and regulations thereunder and has taken no action which would disqualify it as a REIT.

           (xxii) The Company is not an "investment company" within the meaning of the Investment Company
                     Act of 1940, as amended (the "1940 Act").

          (xxiii)   To the best of the Company's knowledge, the
                     Company or the Company's tenants have
                     obtained all permits, licenses, and other authorizations that are required under all Environmental Laws, including laws relating to emissions, discharges, releases, or threatened releases of contaminants into the environment (including, without limitation, ambient air, surface water, ground water, or land) or otherwise relating to the
                     manufacture, processing, distribution, use, treatment, storage, disposal, transport, or handling of contaminants, except to the extent that failure to have any such permit, license, or other authorization does not have a material adverse effect on business, operations, financial condition, or prospects of the Company. Except as otherwise described in the Prospectus, to the best of its knowledge the Company and all of its properties are in compliance with all terms and conditions of all such permits, licenses, and other authorizations required to be obtained by it, and are also in compliance with all other limitations, restrictions, conditions, standards, prohibitions, requirements, obligations, schedules, and timetables contained in those Environmental Laws or in any regulation, ordinance, code, plan, order, decree, judgment, injunction, notice, or demand letter issued, entered, promulgated, or approved thereunder, except to the extent that failure so to comply does not have a material adverse effect on the business, operations, financial condition or prospects of the Company. The Company is not aware of any prior use of any of its properties by any person, that constitutes a violation of any Environmental Laws, except to the extent that such violation does not have a material adverse effect on the business, operations, financial condition or prospects of the Company. The Company is not aware of any event, condition, or activity which may interfere with or prevent continued compliance by the Company with all Environmental Laws, except to the extent that failure so to continue to comply would not have a material adverse effect on the business, operations, financial condition or prospects of the Company. For the purposes of this Section (xxiv), "Environmental Laws" shall mean any and all federal, state, local, and foreign statutes, laws, regulations, ordinances, rules, judgments, orders, decrees, permits, concessions, grants, franchises, licenses, agreements, or governmental restrictions relating to the environment or the release of any materials into the environment, including but not limited to those related to hazardous substances or wastes, air emissions and discharges to waste or public systems.

           (xxiv) The Company has, and at the Closing Date will have, no subsidiaries except for subsidiaries which are and have always been wholly owned by the Company.

            (xxv)   Except as otherwise disclosed in the
                     Prospectus and except as would not have a material adverse effect on the business, operations, financial condition or prospects of the Company: (i) all of the properties and assets described in the Prospectus as owned by the Company are owned with good and marketable title by the Company; (ii) all liens, charges, encumbrances, claims or restrictions on or affecting the properties and assets of the Company which are required to be disclosed in the Prospectus are disclosed therein; (iii) to the best of the Company's knowledge, each of the properties owned by the Company complies in all material respects with all applicable codes and zoning laws and regulations, except that the Company is aware that the use of some of its facilities as healthcare facilities is permitted nonconforming use under the applicable zoning regulations; (iv) the Company has no knowledge of any pending or threatened condemnation, zoning change or other proceeding or action that will in any manner affect the size of, use of, improvements on, construction on, or access to the Company's properties; and (v) each of the mortgages held by the Company are valid, binding and enforceable in accordance with their terms.

     4. Delivery and Payment. At 10:00 a.m., New York City time, on November 20, 1996, or at such other time or such other date as may be agreed upon by the Company and the Placement Agent (such date is hereinafter referred to as the "Closing Date"), the Company shall deliver the Shares to the Purchaser, and the Purchaser shall wire transfer funds to the Company in the amount of $30,250,000, and to the Placement Agent in the amount of $250,000. All actions taken at the Closing shall be deemed to have occurred simultaneously. In the event that the Shares are not delivered or the funds not transferred on the Closing Date, then the obligations of the parties hereto shall terminate in accordance with the provisions of Section 10(b) of this Agreement.

          One or more certificates evidencing the Shares shall be in definitive form and shall be registered in such names and in such denominations as the Placement Agent shall request by written notice to the Company. For the purpose of expediting the checking and packaging of certificates for the Shares, the Company agrees to make such certificates available for inspection at least 24 hours prior to delivery to the Purchasers.

          The cost of original issue tax stamps, if any, in connection with the issuance, sale and delivery of the Shares by the Company to the Purchasers shall be borne by the Company.

     5.   Covenants of the Company.

          (a)  The Company covenants that it will:

               (i)  Use its best efforts to amend or supplement
                     the Registration Statement as necessary to keep the Registration Statement effective during the time period specified in Section 3(a)(iii) hereof, and notify you immediately, and confirm such notice in writing (A) when any amendment to the Registration Statement becomes effective,
                     (B) when any amendment or supplement to the Prospectus is filed or any document is filed pursuant to the Act or the Exchange Act, (C) of the receipt of any comments from the Commission or the "blue sky" or securities authority of any jurisdiction regarding any post-effective amendment to the Registration Statement, the Prospectus, or any amendment or supplement thereto or any document incorporated by reference therein and (D) of the receipt of any notification with respect to a Stop Order or the initiation or threatening of any proceeding with respect to a Stop Order. The Company will use its best efforts to prevent the issuance of any Stop Order and, if any Stop Order is issued, to obtain the lifting thereof as promptly as possible.

              (ii)  During the time when a prospectus relating
                     to the Shares is required to be delivered hereunder or under the Act, the Regulations, the Exchange Act or the Exchange Act Regulations, comply so far as it is able with all requirements imposed upon it by the Act and the Exchange Act, as now existing and as hereafter amended, and by the Regulations and the Exchange Act Regulations, as from time to time in force, so far as necessary to permit the continuance of sales of or dealings in the Shares in accordance with the provisions hereof and the Prospectus. If, at any time when a prospectus relating to the Shares is required to be delivered hereunder or under the Act, the Regulations, the Exchange Act or the Exchange Act Regulations, any event shall have occurred as a result of which, in the reasonable opinion of counsel for the Company or counsel for the Placement Agent, the Registration Statement or the Prospectus as then amended or supplemented contains any untrue statement of a material fact or omits to state any material fact required to be stated therein (in the light of the circumstances under which they were made, in the case of the Prospectus) or necessary to make the statements therein not misleading, or if, in the opinion of either of such counsel, it is necessary at any time to amend or supplement the Registration Statement or the Prospectus to comply with the Act or the Regulations or to file under the Exchange Act so as to comply therewith or with the Act any document incorporated by reference in the Registration Statement or the Prospectus or in any amendment thereof or supplement thereto, the Company will immediately notify the Placement Agent and promptly prepare and file with the Commission an appropriate amendment or supplement (in form and substance satisfactory to the Placement Agent) which will correct such statement or omission or which will effect such compliance and will use its best efforts to have any such amendment declared effective as soon as possible.

             (iii)  Deliver without charge to the Placement
                     Agent two signed copies of the Registration
                     Statement as originally filed and all
                     amendments thereto, including exhibits and all documents incorporated by reference therein and, as soon as any additional amendment or supplement thereto is filed, two copies thereof; deliver without charge to the Placement Agent the number of copies of each Preliminary Prospectus as reasonably requested by the Placement Agent; and deliver without charge to the Placement Agent such number of copies of the Prospectus, the Registration Statement and amendments and supplements thereto, if any, and all documents incorporated by reference in therein, without exhibits, as the Placement Agent may request for the purposes contemplated by the Act, the Regulations, the Exchange Act or the Exchange Act Regulations.

              (iv)  Endeavor in good faith, in cooperation with
                     the Placement Agent, to timely qualify the Shares for offering and sale under the "blue sky" or securities laws of such jurisdictions as the Placement Agent may designate; provided, however, that no such qualification shall be required in any jurisdiction where, as a result thereof, the Company would be subject to service of general process or to taxation as a foreign corporation doing business in such jurisdiction to which it is not then subject. In each jurisdiction where such qualification shall be effected, the Company will, unless the Placement Agent agrees in writing that such action is not at the time necessary or advisable, file and make such statements or reports at such times as are or may be required by the laws of such jurisdiction.

              (v)   During the period of three years after the
                     date of this Agreement, mail to its holders of Common Stock, within 90 days after the end of each fiscal year of the Company, an audited financial report of the Company and its subsidiaries, if any, all such financial reports to include a consolidated balance sheet as at the end of the preceding fiscal year, a consolidated statement of operations, a consolidated statement of cash flows and a consolidated statement of stockholders' equity covering such fiscal year, together with comparable information as of the end of and for the preceding fiscal year and all to be in reasonable detail and examined and reported on by independent certified public accountants for the Company.

             (vi)   For a period of three years after the date
                     hereof, furnish to the Placement Agent
                     without charge the following:

                    (A)  as soon as practicable after they have
                          been sent to stockholders of the
                          Company or filed with the Commission,
                          three copies of each annual and interim
                          financial and other report or
                          communication sent by the Company to
                          its stockholders or filed with the
                          Commission;

                    (B)  as soon as practicable, one copy of
                          every press release and every material
                          news item and article in respect of the
                          Company, its subsidiaries and their
                          respective affairs released by the
                          Company; and

                    (C)  such additional publicly available
                          documents and information with respect
                          to the Company and its affairs as the
                          Representatives may from time to time
                          reasonably request.

            (vii)   Apply the net proceeds received by it from
                     the offering in the manner set forth under "Use of Proceeds" in the Prospectus.

           (viii) Furnish to the Placement Agent as early as practicable prior to the Closing Date but not less than two full business days prior thereto, a copy of the latest available unaudited interim consolidated financial statements of the Company which have been read by the Company's independent certified public accountants, as stated in their letters to be furnished pursuant to Section 7(e).

             (ix)   Comply with all registration, filing, and
                     reporting requirements of the Exchange Act which may from time to time be applicable to the Company.

              (x)   Comply with all provisions of all
                     undertakings contained in the Registration
                     Statement.

             (xi)   Prior to the Closing Date, issue no press
                     release or other communication directly or indirectly and hold no press conference with respect to the Company, or its financial condition, results of operations, business, prospects, properties, investments or this offering, without the prior written consent of the Placement Agent.

            (xii)   Use its best efforts to obtain and maintain
                     in effect the listing of the Shares on the NYSE and take all necessary steps to cause the Shares to be listed for regular trading privileges on the NYSE simultaneously with the date of this Agreement and to maintain such listing.

           (xiii) Not invest the proceeds from the sale of the Shares in a manner to cause the Company to become an "investment company" within the meaning of the 1940 Act.

            (xiv)   File all necessary federal, state and local
                     income and franchise tax returns and pay all taxes shown as due thereon when due.

             (xv)   Maintain a system of internal accounting
                     controls sufficient to provide reasonable assurances that (A) transactions are executed in accordance with management's general or specific authorizations; (B) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets; (C) access to assets is permitted only in accordance with management's general or specific authorization; and (D) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

            (xvi)   Conduct its business and take all steps
                     necessary to qualify and protect and
                     maintain its status in conformity with the requirements for qualification as a real estate investment trust under Sections 856-860 of the Code and the rules and regulations thereunder.

     6. Payment of Expenses. Whether or not the transactions contemplated by this Agreement are consummated or this Agreement is terminated, the Company hereby agrees to pay, or reimburse the Placement Agent, all fees and expenses in connection with
 (a) the preparation, printing, filing, distribution and mailing of the Registration Statement, the Preliminary Prospectus, the Prospectus and this Agreement, including the cost of all copies thereof, and the Preliminary Prospectuses and Prospectus and any amendments or supplements thereto supplied to the Placement Agent in quantities as hereinabove stated, (b) the preparation and delivery of certificates representing the Shares, (c) the qualification of the Shares under state or foreign "blue sky" or securities laws, including the costs of printing and mailing the preliminary and final "Blue Sky Survey" and the fees of counsel for the Placement Agent and the disbursements in connection therewith, (d) the filing fees payable to the Commission, the National Association of Securities Dealers, Inc. (the "NASD"), and the jurisdictions in which such qualification as described in Section 6(d) is sought, (e) the qualification of the Shares to be listed for regular trading privileges on the NYSE, (f) the fees, disbursements and other charges of counsel for the Company and (g) the fees, disbursements and other charges of counsel for the Placement Agent in an amount not to exceed $25,000.

     7. Conditions of the Obligations of the Placement Agent. The obligations of the Placement Agent hereunder shall be subject, in its discretion, to the continuing accuracy of the representations and warranties of the Company contained herein and in each certificate and document contemplated under this Agreement to be delivered to it as of the date hereof and as of the Closing Date, to the performance by the Company of its obligations hereunder, and to the following conditions:

          (a) At the Closing Date (i) no Stop Order suspending the effectiveness of the Registration Statement shall have been issued under the Act or proceedings therefor initiated or threatened by the Commission and (ii) there shall not have come to the Placement Agent's attention any facts that would cause it to believe that the Prospectus, at the time it was required to be delivered to the Purchasers, included an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances existing at such time, not misleading.

          (b) At the Closing Date the Placement Agent shall have received the favorable written opinion of Argue Pearson Harbison & Myers, counsel for the Company, with respect to the opinions expressed below. Such opinion shall be dated the date of delivery, addressed to the Placement Agent, and in form and scope satisfactory to counsel for the Placement Agent, to the effect that:

              (i)   The Company has been duly organized and is a
                     validly existing corporation under the laws of its jurisdiction of incorporation, with full corporate power and authority to conduct its business in the manner described in the Prospectus; to the knowledge of such counsel after due inquiry, the Company has no subsidiaries except those which are and always have been wholly owned by the Company.

             (ii)   The Company is duly qualified to do business
                     and is in good standing in every
                     jurisdiction where required (except to the extent failures to so qualify would not in the aggregate have a material adverse effect on the financial condition, results of operations, business, properties or assets of the Company).

            (iii)   Commencing with its taxable year ending
                     December 31, 1992, the Company has been
                     organized in conformity with the
                     requirements for qualification as a "real estate investment trust" (a "REIT") under Sections 856-860 of the Internal Revenue Code of 1986, as amended (the "Code") and the rules and regulations thereunder, and its method of operation will enable it to continue to meet the requirements for qualification and taxation as a REIT under the Code.

             (iv)   The authorized capital stock of the Company
                     consists of 10,000,000 shares of preferred stock and 50,000,000 shares of common stock. Each outstanding share of capital stock of the Company is validly authorized, validly issued, fully paid and non-assessable, and has not been issued and is not owned or held in violation of any preemptive rights of stockholders. The Shares have been duly authorized by all necessary action of the Company and, when issued by the Company, will be validly issued and outstanding. "Validly issued" means that (a) the Company's directors and, if required, shareholders have duly authorized the issuance of the shares, (b) the shares were not issued in violation of preemptive rights, (c) the Company received the consideration specified in the resolution or resolutions authorizing the issuance, if any, (d) the consideration received was at the time permissible consideration for stock, (e) no agreement of the Company prohibited or limited the Company's ability to issue shares of stock, (f) the number of the issued shares does not exceed the number of authorized shares, (g) the purchaser of the shares does not have the right to tender the shares to the Company and receive in return the amount he paid the Company therefor, (h) the form of stock certificate is proper, and (i) the stock certificate is properly executed. To the best of such counsel's knowledge, after due inquiry, there is no commitment, plan or arrangement to issue, and no outstanding option, warrant or other right calling for the issuance of, any share of capital stock of the Company or any security or other instrument which by its terms is convertible into, exercisable for, or exchangeable for capital stock of the Company, except as properly described in the Prospectus. To the best of such counsel's knowledge, after due inquiry, there is outstanding no security or other instrument which by its terms is convertible into, exercisable for, or exchangeable for capital stock of the Company, except as properly described in the Prospectus.

              (v)   To the best of such counsel's knowledge
                     after due inquiry of the Company's officers but without other investigation, there is no litigation, arbitration, claim, governmental or other proceeding or investigation (formal or informal) pending or threatened with respect to the Company or its operations, business, properties or assets, except as properly described in the Prospectus or such as, individually or in the aggregate, do not now have and are not reasonably expected in the future to have a material adverse effect upon the financial condition, results of operations, business, properties or assets of the Company.

             (vi)   To the best of such counsel's knowledge, the
                     Company is not now, nor with notice or
                     passage of time or both or upon consummation of the transactions contemplated hereby will be, in material violation or breach of, or in default with respect to, any material provision of any contract, agreement, instrument, lease, license, permit certificate, arrangement or understanding which is material to the Company, except as properly described in the Prospectus.

            (vii)   To the best of such counsel's knowledge, the
                     Company is not in violation or breach of, or in default with respect to, any term of its respective articles of incorporation or bylaws.

           (viii)   The Company has all requisite corporate
                     power and corporate authority to execute, deliver and perform this Agreement. All necessary corporate proceedings of the Company have been taken to authorize the execution, delivery and performance of this Agreement by the Company. This Agreement has been duly authorized, executed and delivered by the Company, is the legal, valid and binding obligation of the Company, and is enforceable as to the Company in accordance with its terms (subject to the availability of equitable remedies and to applicable bankruptcy, insolvency and other laws affecting creditors' rights generally and except as rights to indemnity and contribution hereunder may be limited by federal or state securities laws). To the best of such counsel's knowledge, no consent, authorization, approval, order, license, certificate or permit of or from, or declaration or filing with, any federal, state, local or other governmental authority or any court or other tribunal is required by the Company for the issuance, offering and sale of the Shares to the Purchasers or the execution, delivery or performance of this Agreement by the Company. All filings were made under the Act. Such opinion may state that counsel is not representing the Company in respect of "blue sky" matters.
                     To the best of such counsel's knowledge, no consent of any party to any material contract, agreement, instrument, lease, license, arrangement or understanding, to which the Company is a party or to which its properties or assets is subject, is required for the issuance, offering and sale of the Shares to the Purchasers and the execution, delivery or performance of this Agreement, in connection with the consummation of the transactions contemplated herein and therein or in order for the Company to comply with its obligations hereunder and thereunder, other than those which have been received; and the issuance, offering and sale of the Shares to the Purchasers and the execution and delivery of this Agreement, the consummation of the transactions contemplated herein and therein and the compliance by the Company with its obligations hereunder and thereunder will not, and this Agreement, the transactions contemplated herein and therein and the Company's obligations hereunder and thereunder may be performed in a manner that does not violate, result in a breach of, conflict with, or (with or without the giving of notice or the passage of time or both entitle any party to terminate or call a default under any such contract, agreement, instrument, lease, license, arrangement or understanding known to such counsel, or violate or result in a breach of any term of the certificate of incorporation or bylaws of the Company, or violate, result in a breach of, or conflict with any law, rule, regulation (except for such law, rule or regulation, the violation of which would not have a material adverse effect on the Company), or, to the best of such counsel's knowledge, order, judgment, or decree binding on the Company or to which its operations, business, properties or assets is subject.

             (ix)   The Common Stock conforms to all statements
                     relating thereto contained in the
                     Registration Statement or the Prospectus.

             (x)    To the best of such counsel's knowledge, any
                     contract, agreement, instrument, lease or license required to be described in the Registration Statement or the Prospectus has been properly described therein. To the best of such counsel's knowledge, any contract, agreement, instrument, lease, permit, certificate or license required to be filed as an exhibit to the Registration Statement has been filed with the Commission as an exhibit to the Registration Statement.
             (xi)   Insofar as statements in the Prospectus
                     purport to summarize the provision of laws, rules, regulations, orders, judgments, decrees, contracts, agreements, instruments, leases or licenses, such statements have been prepared or reviewed by such counsel and, to the best of the knowledge of such counsel, accurately reflect the provisions purported to be summarized and are correct in all material respects.

            (xii)   To the best of such counsel's knowledge, the
                     Company possesses all authority, material certificates and material permits issued by the appropriate local, state, federal and foreign regulatory agencies or bodies necessary to conduct its business, in the manner described in the Prospectus, and to the knowledge of such counsel, the Company has not received any notice of any proceeding relating to the revocation or modification of any such authority, material certificate or material permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a material adverse effect on the financial condition, results of operations, business, properties or assets of the Company.

           (xiii) To the best of such counsel's knowledge, all leases by and pledges and mortgages to the Company as a beneficiary are valid, existing and enforceable leases, pledges or mortgages, as the case may be, and no default exists under any such lease, pledge or mortgage. To the best of such counsel's knowledge, the Company has all governmental licenses, certificates, permits, authorizations, approvals, franchises or other rights necessary to engage in the business currently conducted by it and proposed to be conducted by it as described in the Prospectus. Such counsel has no reason to believe that any governmental body or agency is considering limiting, suspending or revoking (or that any transaction contemplated by this Agreement or described in the Prospectus will cause the limitation, suspension or revocation of any such license, certificate, permit, authorization, approval, franchise or right.
            (xiv)   On the basis of the participation of such
                     counsel in conferences with officers and other representatives of the Company, representatives of, and counsel for, the Placement Agent, and representatives of the independent public accountants for the Company, at which the contents of the Registration Statement and the Prospectus and related matters were discussed, but without independent verification by such counsel of the accuracy, completeness or fairness of the statements contained in the Registration Statement, the Prospectus or any amendment or supplement thereto, (A) the Registration Statement and the Prospectus and any supplements or amendments thereto (except for financial statements, related schedules and other financial data contained therein, as to which such counsel need not express an opinion) comply as to form in all material respects with the Act and the Regulations, (B) the documents filed under the Exchange Act and incorporated by reference in the Registration Statement and the Prospectus or any amendment thereof or supplement thereto (except for financial statements, related schedules and other financial data contained or incorporated by reference therein, as to which such counsel need not express an opinion) comply as to form in all material respects with the Exchange Act and the rules and regulations of the Commission thereunder, and (C) nothing has come to the attention of such counsel that leads them to believe that (except for financial statements, related schedules and other financial data contained therein, as to which such counsel need not express a belief, the Registration Statement (and any post-effective amendment thereto) and the Prospectus (and any amendments or supplements thereto) included therein and the documents incorporated by reference therein, at the time the Registration Statement became effective and at all times subsequent thereto up to the date of such opinion, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein (in the light of the circumstances under which they were made, in the case of the Prospectus) not misleading.

             (xv)   The Registration Statement has become
                     effective under the Act and, to such
                     counsel's knowledge, no Stop Order has been issued and no proceedings for that purpose have been instituted or threatened.

            (xvi)   To the best of such counsel's knowledge, no
                     holders of Common Stock or other securities of the Company have any registration rights with respect to Common Stock or other securities, except such registration rights, if any, which have been validly waived with respect to the offering of the Shares hereby.

           (xvii) The statements in the Prospectus under the captions "Risk Factors - Government Health Care Regulation; - Possible Reduction of Reimbursement by Third Party Payors; - Certain Bankruptcy Limitations; - Certain Legal Aspects of the Mortgage Loans; - Environmental Risks; - Certain Restrictions on Transfer of Shares; Business Combinations; and - Consequences of Failure to Qualify as a Real Estate Investment Trust;" "The Company - Investment Strategies and Policies; and "Investments and Financings;" "Description of Securities;" "Recent Developments;" and "Description of Common Stock;" insofar as such statements constitute a summary of the legal matters, documents or proceedings referenced therein, fairly present the information called for by the Regulations with respect to such legal matters, documents and proceedings in all material respects.

     In rendering such opinions, counsel for the Company may rely (A) as to matters involving the application of laws other than the federal laws of the United States and the laws of the State of California, to the extent such counsel deems proper and to the extent specified in such opinion, upon an opinion or opinions (in form and substance satisfactory to counsel for the Placement Agent) of other counsel, acceptable to counsel for the Placement Agent, familiar with applicable laws, in which case the opinions of such counsel shall state that the opinion or opinions of such other counsel are satisfactory in scope and form to such counsel and that reliance thereon by such counsel and the Placement Agent is reasonable; (B) as to matters of fact, to the extent they deem proper, on certificates of responsible officers of the Company; and (C) to the extent they deem proper, upon written statements or certificates of officers of departments of various jurisdictions having custody of documents respecting the corporate existence or good standing of the Company provided that copies of any such statements or certificates shall be delivered to counsel for the Placement Agent.

          (c) On or prior to the Closing Date the Placement Agent shall have been furnished such information, documents, certificates and opinions as it may reasonably require for the purpose of enabling it to review the matters referred to in
 Section 7(b), and in order to evidence the accuracy, completeness or satisfaction of any of the representations, warranties, covenants, agreements or conditions herein contained, or as the Placement Agent may reasonably request.

          (d) At the Closing Date there shall not have been, since the date hereof or since the respective dates as of which information is given in the Prospectus, any material adverse change in the financial condition, results of operations, business, properties or assets of the Company, whether or not arising in the ordinary course of business; and the Placement Agent shall have received a certificate of the chief executive officer and of the chief financial officer of the Company, dated the Closing Date to the effect that (i) there has been no such material adverse change, (ii) as of the date of this Agreement and as of the Closing Date the representations and warranties of the Company contained herein were and are accurate, and (iii) as of the Closing Date the obligations to be performed by the Company hereunder on or prior thereto have been fully performed.
          (e) At the Closing Date the Placement Agent shall have received letters, addressed to the Placement Agent and in form and substance previously approved by the Placement Agent, with reproduced copies or signed counterparts thereof, dated the date of delivery, from Ernst & Young, with respect to the financial statements and certain other financial information included in the Prospectus.

          (f) On or prior to the Closing Date, the Shares shall have been approved for listing on the NYSE, subject only to notice of issuance.

          (g) All proceedings taken in connection with the issuance, sale, transfer and delivery of the Shares shall be satisfactory in form and substance to the Placement Agent and to counsel for the Placement Agent.

     Any certificate or other document signed by any officer of the Company and delivered to the Placement Agent or to counsel for the Placement Agent shall be deemed a representation and warranty by the Company hereunder to the Placement Agent as to the statements made therein. If any condition to the Placement Agent's obligations hereunder to be fulfilled prior to or at the Closing Date is not so fulfilled, the Placement Agent may terminate this Agreement or, if the Placement Agent so elects in writing, waive any such conditions which have not been fulfilled or extend the time for their fulfillment.

     8.   Indemnification and Contribution.

          (a) Subject to the conditions set forth below, the Company agrees to indemnify and hold harmless the Placement Agent, its officers, directors, partners, employees, agents and counsel, and each person, if any, who controls the Placement Agent within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act, against any and all loss, liability, claim, damage and expense whatsoever (which shall include, for all purposes of this Section 8, but not be limited to, reasonable attorneys' fees and expenses incurred in investigating, preparing for or defending against any litigation, commenced or threatened, or any claim whatsoever and any and all amounts paid in settlement of any claim or litigation) as and when incurred arising out of, based upon, or in connection with any untrue statement or alleged untrue statement of a material fact contained (A) in any Preliminary Prospectus, the Registration Statement or the Prospectus (as from time to time amended and supplemented) or any amendment or supplement thereto or (B) in any application or other document or communication (in this Section 8 collectively called an "application") executed by or on behalf of the Company or based upon written information furnished by or on behalf of the Company filed in any jurisdiction in order to qualify the Shares under the "blue sky" or securities laws thereof or filed with the Commission, the NASD or any securities exchange; or any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein (in the light of the circumstances under which they were made, in the case of the Prospectus) not misleading, unless such statement or omission was made in reliance upon and in conformity with written information furnished to the Company as stated in Section 8(b) with respect to the Placement Agent by or on behalf of the Placement Agent expressly for inclusion in any Preliminary Prospectus, the Registration Statement or the Prospectus or any amendment or supplement thereto, or in any application, as the case may be; provided, however, that the indemnification contained in this paragraph with respect to any Preliminary Prospectus shall not inure to the benefit of the Placement Agent (or to the benefit of any person controlling the Placement Agent or any employee, officer, director, partner, agent or counsel of the Placement Agent) on account of any such loss, liability, claim, damage or expense arising from the sale of the Shares to any person if a copy of the Prospectus, as amended or supplemented, shall not have been delivered or sent to such person within the time required by the Act and the Regulations, and the untrue statement or alleged untrue statement or omission or alleged omission of a material fact contained in such Preliminary Prospectus was corrected in the Prospectus, as amended or supplemented, provided that the Company had delivered the Prospectus, as amended or supplemented, to the Placement Agent on a timely basis to permit such delivery or sending. The foregoing agreement to indemnify shall be in addition to any liability the Company may otherwise have, including liabilities arising under this Agreement.

     If any claim or action is brought against the Placement Agent or any of its officers, directors, partners, employees, agents or counsel, or any controlling persons of the Placement Agent (each, an "indemnified party") in respect of which indemnity may be sought against the Company pursuant to the foregoing paragraph, such indemnified party shall promptly notify all the parties (the "indemnifying parties") against whom indemnification is to be sought in writing of the institution of such claim or action (but the failure so to notify shall not relieve the indemnifying parties from any liability they may have other than pursuant to this Agreement except to the extent that the indemnifying parties are materially and adversely affected by such failure to notify) and the indemnifying parties shall promptly assume the defense of such claim or action, including the employment of counsel (reasonably satisfactory to such indemnified party) and payment of expenses. Such indemnified party shall have the right to employ its own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the employment of such counsel shall have been authorized in writing by one of the indemnifying parties in connection with the defense of such claim or action, (ii) the indemnifying parties shall not have promptly employed counsel reasonably satisfactory to such indemnified party to have charge of the defense of such claim or action or (iii) such indemnified party shall have been advised in writing by counsel that there reasonably appear to be one or more legal defenses available to it or them or to other indemnified party which are different from or additional to those available to one or more of the indemnifying parties, in any of which events such reasonable fees and expenses shall be borne by the indemnifying parties and the indemnifying parties shall not have the right to direct the defense of such claim or action on behalf of the indemnified party, it being understood, however, that the indemnifying parties shall not, in connection with any one such claim, action or proceeding or separate but substantially similar or related claims, actions or proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys (in addition to local counsel). Anything in this Section 8(a) to the contrary notwithstanding, the Company shall not be liable for any settlement of any claim or action effected without its written consent. The Company agrees promptly to notify the Placement Agent of the commencement of any litigation or proceedings against the Company or any of its officers or directors in connection with the sale of the Shares, any Preliminary Prospectus, the Registration Statement or the Prospectus, or any amendment or supplement thereto, or any application.

          (b) The Placement Agent agrees to indemnify and hold harmless the Company, and the Company's officers, directors, employees, agents and counsel, and each other person, if any, who controls the Company within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act, to the same extent as the foregoing indemnity from the Company to the Placement Agent in Section 8(a), but only with respect to statements or omissions, if any, made in the Preliminary Prospectus, the Registration Statement, or the Prospectus (as from time to time amended or supplemented), or any amendment or supplement thereto, or in any application in reliance upon and in conformity with written information furnished to the Company as stated in this Section 8(b) with respect to the Placement Agent by or on behalf of the Placement Agent expressly for inclusion in any Preliminary Prospectus, the Registration Statement, or the Prospectus, or any amendment or supplement thereto, or in any application, as the case may be; provided, however, that the obligation of the Placement Agent to provide indemnity under the provisions of this Section 8(b) shall be limited to the Aggregate Principal Amount. For all purposes of this Agreement, the information as set forth under the caption "Plan of Distribution" in the Prospectus Supplement constitute the only information furnished in writing by or on behalf of the Placement Agent expressly for inclusion in any Preliminary Prospectus, the Registration Statement or the Prospectus (as from time to time amended or supplemented), or any amendment or supplement thereto, or in any application, as the case may be. If any action shall be brought against the Company, or any other person so indemnified based on any Preliminary Prospectus, the Registration Statement or the Prospectus, or any amendment or supplement thereto, or in any application, and in respect of which indemnity may be sought against the Placement Agent pursuant to this Section 8(b), the Placement Agent shall have the rights and duties given to the indemnifying parties, and the Company, and each other person so indemnified shall have the rights given to the indemnified parties by the provision of
 Section 8(a).

          (c) To provide for just and equitable contribution, if (i) an indemnified party makes a claim for indemnification pursuant to Section 8(a) or 8(b) (subject to the limitations thereof) but it is found in a final judicial determination, not subject to further appeal, that such indemnification may not be enforced in such case, even though this Agreement expressly provides for indemnification in such case or (ii) any indemnified or indemnifying party seeks contribution under the Act, the Exchange Act or otherwise, then the Company (including, for this purpose any contribution made by or on behalf of any director of the Company, any officer of the Company who signed the Registration Statement and any controlling person of the Company) and the Placement Agent, in the aggregate (including for this purpose any contribution by or on behalf of an indemnified party), shall contribute to the losses, liabilities, claims, damages and expenses to which any of them may be subject, in such proportions as are appropriate to reflect the relative benefits received by the Company and the Placement Agent in the aggregate; provided, however, that if applicable law does not permit such allocation, then other relevant equitable considerations such as the relative fault of the Company, and the Placement Agent in the aggregate, in connection with the facts which resulted in such losses, liabilities, claims, damages and expenses shall also be considered. The relative benefits received by the Company and the Placement Agent in the aggregate, shall be deemed to be in the same proportion as (x) the total proceeds from the offering (before deducting expenses) received by the Company, and (y) the fee received by the Placement Agent hereunder in the aggregate. The relative fault, in the case of an untrue statement, alleged untrue statement, omission or alleged omission, shall be determined by, among other things, whether such statement, alleged statement, omission or alleged omission related to information supplied by the Company or by the Placement Agent, and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such statement, alleged statement, omission or alleged omission. The Company and the Placement Agent agree that it would be unjust and inequitable if the respective obligations of the Company and the Placement Agent for contribution were determined by pro rata or per capita allocation of the aggregate losses, liabilities, claims, damages and expenses or by any other method of allocation that does not reflect the equitable considerations referred to in this Section 8(c). No person guilty of a fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who is not guilty of such fraudulent misrepresentation. For purposes of this Section 8(c), each person, if any, who controls the Placement Agent within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act and each officer, director, partner, employee, agent and counsel of the Placement Agent shall have the same rights to contribution as the Placement Agent and each person, if any, who controls the Company within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act, and each officer, director, agent and counsel of the Company shall have the same rights to contribution as the Company, subject in each case to the provisions of this Section 8(c). Anything in this Section 8(c) to the contrary notwithstanding, no party shall be liable for contribution with respect to the settlement of any claim or action effected without its written consent. This Section 8(c) is intended to supersede any right to contribution under the Act, the Exchange Act or otherwise.

          (d) The parties to this Agreement hereby acknowledge that they are sophisticated business persons who were represented by counsel during the negotiations regarding the provisions hereof, including, without limitation, the provisions of this Section 8, and are fully informed regarding said provisions. They further acknowledge that the provisions of this Section 8 fairly allocate the risks in light of the ability of the parties to investigate the Company and its business in order to assure that adequate disclosure is made in the Registration Statement and Prospectus as required by the Act and the Exchange Act.

     9.   Representations and Agreements to Survive Delivery.
 All representations, warranties, covenants and agreements contained in this Agreement shall be deemed to be representations, warranties, covenants and agreements at the Closing Date, and such representations, warranties, covenants and agreements of the Placement Agent and the Company, including the indemnity and contribution agreements contained in Section 8, shall remain operative and in full force and effect regardless of any investigation made by or on behalf of any the Placement Agent or any indemnified person, or by or on behalf of the Company, or any person or entity which is entitled to be indemnified under Section 8, and shall survive termination of this Agreement or the delivery of the Shares to the Purchasers. In addition, the provisions of Sections 5(a)(i), 6, 8, 9, 10, 12 and 13 shall survive termination of this Agreement, whether such termination occurs before or after the Closing Date.

     10.  Termination.

          (a) The Placement Agent shall have the right to terminate this Agreement at any time prior to the Closing Date by giving notice to the Company if any domestic or international event, act, or occurrence has materially disrupted, or in the opinion of the Placement Agent will in the immediate future materially disrupt, the securities markets; or if there shall have been a general suspension of, or a general limitation on prices for, trading in securities on the New York Stock Exchange, the American Stock Exchange, the International Stock Exchange of the United Kingdom and the Republic of Ireland, Limited or in the over-the-counter market; or if there shall have been an outbreak of major hostilities or material escalation thereof or other national or international calamity; or if a banking moratorium has been declared by a state or federal authority in the United States or by an authority in the United Kingdom; or if a moratorium in foreign exchange trading by major international banks or persons has been declared; or if there shall have been a material interruption in the mail service or other means of communication within the United States; or if the Company or its properties taken together shall have sustained a material or substantial loss by fire, flood, accident, hurricane, earthquake, theft, sabotage or other calamity or malicious act which, whether or not such loss shall have been insured, will, in the opinion of the Placement Agent, make it inadvisable to proceed with the offering, sale or delivery of the Shares, or if there shall have been such change in the market for the Company's securities or securities in general or in political, financial or economic conditions as in the judgment of the Placement Agent makes it impracticable to proceed with the offering, sale and delivery of the Shares on the terms contemplated by the Prospectus. If the Placement Agent elects to terminate this Agreement pursuant to this paragraph (a), it shall notify the Company promptly by telephone, telex, telegram or telecopy, confirmed by letter.

          (b) The obligations of the parties under this Agreement shall be automatically terminated in the event that the Shares are not delivered or the funds not transferred on the Closing Date.

          (c) Anything in this Agreement to the contrary notwithstanding, except as specified in Section 10(d) hereof, if this Agreement shall terminate or shall otherwise not be carried out within the time specified herein by reason of any failure on the part of the Company to perform any covenant or agreement or satisfy any condition of this Agreement by it to be performed or satisfied, the sole liability of the Company to the Placement Agent, in addition to the obligations the Company assumed pursuant to Section 6, will be to reimburse promptly the Placement Agent for such out-of-pocket expenses (including the fees and expenses of their counsel) as shall have been incurred by them in connection with this Agreement and the proposed offer, sale and delivery of the Shares, and upon demand the Company agrees to pay promptly the full amount thereof to, the Placement Agent. Anything in this Agreement to the contrary notwithstanding other than Section 10(d) hereof, if this Agreement shall not be carried out within the time specified herein for any reason other than the failure on the part of the Company to perform any covenant or agreement or satisfy any condition of this Agreement by it to be performed or satisfied, the Company shall have no liability to the several Underwriters other than for obligations assumed by the Company pursuant to
 Section 6 hereof.

          (d) Notwithstanding any election hereunder or any termination of this Agreement, and whether or not this Agreement is otherwise carried out, the provisions of Sections 5(a)(i), 6, 8, 9, 10, 12 and 13 shall not be in any way affected by such election or termination or failure to carry out the terms of this Agreement or any part hereof.

     11. Notices. All communications hereunder, except as may be otherwise specifically provided herein, shall be in writing and, if sent to the Placement Agent shall be mailed, delivered, or telexed, telegraphed or telecopied, and confirmed by letter, to National Westminster Bank PLC, New York Branch, 175 Water Street, New York, New York 10038, Attention: Bradley Razook, with a copy to Stroock & Stroock & Lavan, Seven Hanover Square, New York, New York 10004, Attention: James Tanenbaum, Esq.; or, if sent to the Company, shall be mailed, delivered or telexed, telegraphed or telecopied, and confirmed by letter, to the Company, 905 West Eisenhower Circle, Ann Arbor, Michigan 48013, Attention; Essel W. Bailey, Jr., with a copy to Argue Pearson Harbison & Myers, 801 South Flower Street, Los Angeles, California 90017, Attention: Don M. Pearson, Esq. All notices hereunder shall be effective upon receipt by the party to which it is addressed.

     12.  Construction. THIS AGREEMENT SHALL BE CONSTRUED IN
 ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT
 GIVING EFFECT TO THE RULES GOVERNING THE CONFLICTS OF LAW.  TIME
 IS OF THE ESSENCE IN THIS AGREEMENT.

     13. Counterparts. This Agreement may be signed by any one or more of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall constitute one and the same agreement.

     If the foregoing correctly sets forth the understanding between you and the Company, please so indicate in the space provided below for that purpose, whereupon this letter shall constitute a binding agreement between us.

                              Very truly yours,


                              OMEGA HEALTHCARE INVESTORS, INC.



                              By:S/DAVID A. STOVER
                                 DAVID A. STOVER
                                 CHIEF FINANCIAL OFFICER


 Accepted as of the date
 first above written:

 NATIONAL WESTMINSTER BANK PLC,
 NEW YORK BRANCH


 By:S/BRADFORD WILDAUER
    BRADFORD WILDAUER

                            EXHIBIT A


                    Form of Escrow Agreement